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                      WET INK AND INTERIM FUNDING PROGRAM

                          TRI-PARTY CUSTODY AGREEMENT


          * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
                                  BY AND AMONG
                          CWM MORTGAGE HOLDINGS, INC.
                   INDEPENDENT NATIONAL MORTGAGE CORPORATION

                                      and

                        INDEPENDENT LENDING CORPORATION
                                  ('Customer')

                                      AND

                          LEHMAN COMMERCIAL PAPER INC.
                                   ('Lehman')


                                      AND


            STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
                                 ('Custodian')

                            DATED: December 9, 1994


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This  CUSTODY  AGREEMENT  is made and entered into as of the date written on the cover by and among Customer, Custodian and Lehman.

WHEREAS, Lehman has agreed to extend credit to Customer evidenced by a Promissory Note dated as of the date on the cover page (the 'Promissory Note') of Customer;

WHEREAS, Customer has or shall hereafter grant to Lehman a security interest in certain collateral as security for the due and punctual payment of sums due from Customer to Lehman;

WHEREAS, Customer intends to deliver certain items of such collateral to Custodian and Custodian is willing to hold such collateral in custody for the benefit of, and as agent for Lehman, in order to perfect the security interest in such collateral of Lehman. Except for the Custodian's obligations to take possession of such collateral as described herein, the Custodian shall not be responsible for the validity and perfection of such security interest; and

WHEREAS, the parties to this Agreement desire to set forth the terms and conditions under which Custodian will hold such collateral;

NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

1.       APPOINTMENT OF CUSTODIAN.

Lehman hereby appoints Custodian, and Custodian hereby accepts its appointment, to act as the agent of Lehman, and its participants (although Custodian shall solely deal with Lehman), for the purpose of taking custody of such present and future collateral and proceeds or substitutions thereof. With respect to each Mortgage Loan described in a Collateral Submission Summary, Custodian's appointment as Lehman's agent shall terminate upon (i) settlement of purchase of such Mortgage Loan by any bona fide purchaser ('Nonagency Purchaser') reasonably acceptable to Lehman and set forth on Schedule II attached hereto, as such schedule may be amended from time to time, (ii) payment in full of all outstanding Advances together with interest thereon or (iii) any release in accordance with Section 8 hereof.

2.       DEPOSIT OF COLLATERAL.

Customer shall deposit with Custodian, and Custodian agrees to hold as agent for Lehman and its participants, such collateral as may have been, or may in the future be, so deposited hereunder. Custodian shall maintain such collateral so deposited in separate records and files.



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3.       INTERIM REQUIRED DOCUMENTS.

For each Mortgage Loan, Customer shall deposit with Custodian the following documents (the 'Interim Required Documents'), and/or all such other documents as Lehman may require from time to time for the purchase by a Nonagency Purchaser of the related Mortgage Loans, as the case may be, duly authorized and completed:

         (a) the original note endorsed in blank, and without recourse;

         (b) an assignment of mortgage (or, in the case of Cooperative Loans, an assignment of security interest) with assignee in blank but otherwise in recordable form, but not recorded, and all interim assignments (copies of which may be provided until originals are available), if any ('Assignment of Mortgage');

         (c)  a  Collateral  Submission  Summary,   along  with  a  schedule  of
mortgages; and

         (d) at the request of Lehman, all such other documents as Lehman may reasonably require from time to time for the purchase of Mortgage Loans by a Nonagency Purchaser, provided that the Custodian is advised of such documents.

4.       WET INK FUNDING REQUIRED DOCUMENTS.

For each Mortgage Loan intended to be originated or financed by Customer through funds provided by Lehman, Customer shall deposit, or cause to be deposited, with Custodian the following required documents (the 'Wet Ink Required Documents'), duly authorized and completed:

         (a) On or prior to each date on which Lehman advances funds to Customer (each such date, an 'Advance Date'), a schedule identifying each such Mortgage Loan;

         (b) Within five (5) Business Days after the Advance Date:

                   (i)  the  original   note  endorsed  'Pay  to  the  order  of
_______________' without recourse and signed in the name of the originator by an officer of the originator ('Mortgage Note');

                  (ii)  an Assignment of Mortgage; and

                  (iii)  a Collateral Submission Summary;

         (c) at the request of Lehman, all such other documents as Lehman may reasonably require from time to time for the purchase of Mortgage Loans by
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a Nonagency Purchaser, provided that the custodian is advised of such documents.

5.       SETTLEMENT ACCOUNTS; POSITION REPORTS.

         (a) All proceeds from the sale of designated Mortgage Loans to an Agency or to a Nonagency Purchaser will either be sent directly to Lehman or to a demand deposit account (the 'Settlement Account') for and on behalf of Lehman (to the extent of its interest therein). Customer grants Lehman a continuing lien and first priority security interest in all cash and other proceeds contained in the Settlement Account to the extent of the Obligations.

         (b) Upon the reasonable request of Lehman, with respect to the Settlement Account, Customer will submit to Custodian and Lehman a Position and Settlement report substantially in the form of Exhibit C hereto (the 'P&S Report').

6.       CERTIFICATION OF DOCUMENTATION.

Custodian, upon receipt of all of the Interim or Wet Ink Required Documents, as the case may be (collectively, the 'Required Documents'), shall review such Required Documents, to verify whether all are complete, whether each such document purporting to be an original appears on its face to be so, and whether each such document purporting to be a certified photocopy or conformed copy appears on its face to be a true copy of its original. Custodian shall promptly notify Customer and Lehman of any documents which are missing, deficient or patently inconsistent. Customer shall promptly deposit such missing documents with Custodian or complete or correct the documents. When the Required Documents have been received in full and correct form, Custodian will: (i) promptly deliver a signed Collateral Submission Summary to Lehman; and (ii) upon request of Lehman, deliver copies of the Required Documents to Lehman. In making such verification, the Custodian may rely conclusively on the Collateral Submission Summary, the Required Documents (and the documents constituting the Custodian's mortgage file), and the Custodian shall have no obligation to independently verify the correctness of the Customer's certification on such Collateral Submission Summary or the effectiveness, sufficiency, validity, enforceability, collectability, recordability, or adequacy of such Collateral Submission Summary, Required Documents (and the documents constituting the Custodians mortgage file). Any submission of Required Documents to a Nonagency Purchaser pursuant to (ii)(a) above shall be accompanied by a completed Bailee's Letter signed by the Custodian in the form of Exhibit B hereto.

7. FURTHER  OBLIGATIONS OF CUSTODIAN.

Custodian shall promptly notify Lehman if (i) Customer fails to pay any amount due to Custodian under this Agreement or otherwise, and such failure results in Custodian's accelerating the payment of any amount owed to Custodian by Customer, or (ii) Custodian has

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actual knowledge that any mortgage,  pledge,  lien,  security  interest or other charge or encumbrance (other than for the benefit of Lehman) has been placed on any account maintained by Customer with Custodian or on the Required Documents.

Custodian shall notify Lehman of all Mortgage Loans remaining in the Borrowing Base for more than 120 consecutive days. Such Mortgage Loans shall have an Advance Rate of 95% and to the extent such Mortgage Loans exceed 40% of the Maximum Credit shall have a Collateral Value of zero.

Custodian shall use reasonable care in accordance with the standards it customarily uses for its other clients engaged in similar transactions and shall hold the Required Documents in its fire rated storage vault under its exclusive custody and control, in accordance with customary standards for such custody, and shall maintain a fidelity bond plus document hazard insurance in a sufficient amount or be otherwise adequately self-insured to cover any and all transactions contemplated by this Agreement.

Custodian hereby represents and warrants to each party that Custodian is not controlled by, under common control with or otherwise affiliated with Customer, and covenants and agrees with Lehman that in the event any such affiliation occurs, Custodian shall promptly notify Lehman thereof.

Custodian, Customer and Lehman hereby represent and warrant to each party that this Agreement has been duly authorized, executed and delivered by each party and constitutes the legal, valid and binding obligation of each party enforceable in accordance with its terms.


8.       RELEASE OF REQUIRED DOCUMENTS.

         (a) Customer may from time to time request Custodian in writing to permit the withdrawal of certain Required Documents for the purpose of correction of errors therein or for permanent withdrawal, which request and withdrawal shall be made as follows. Any such requests to withdraw Required Documents for permanent withdrawal shall only be made to the extent that after such contemplated withdrawal, the Collateral Value of Mortgage Loans in the Borrowing Base equals or exceeds the aggregate dollar amount of all outstanding Advances as specified in Section 2.2 of the Pledge Agreement and Section 8(a) of the Facility provided that Lehman, and not Custodian, shall be responsible for monitoring Collateral Value. Notwithstanding the foregoing, Custodian may permit the withdrawal of ten Mortgage Loans per pool at any time for the purpose of correcting such Mortgage Loans without the written consent of Lehman. If more than twenty Mortgage Loans for a particular pool have been and remain released for correction at any time, any additional request for release in connection with such pool will require the consent of Lehman, which consent shall not be unreasonably withheld. Promptly upon completion of the


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correction  of any such released  Required  Document and, in any event within 15 days, Customer shall return such documents to Custodian. Any request for release by Customer shall be in the form of the Request and Receipt form attached hereto as Exhibit D or such other form as may be mutually agreed upon. Custodian shall execute an acknowledgment of release of such Required Documents, shall return one original to Customer, shall forward one original to Lehman, and shall retain one original. Promptly upon completion of any such correction, Customer shall return such Required Documents to Custodian.

         (b) In the event Customer desires to sell Mortgage Loans directly to an Agency or to a Nonagency Purchaser, or to request shipment of the Required Documents on behalf of a borrower to an Agency or to a Nonagency Purchaser, and written notice of such desire is provided to the Custodian, Custodian shall complete the endorsements and forward the Required Documents as instructed by Customer to effect such sale to the respective Agency or Nonagency Purchaser; provided, however, that any Required Documents that are unacceptable to the Agency or Nonagency Purchaser shall be returned directly to Custodian and held by Custodian for Lehman in accordance with this Custody Agreement. Any submission of Mortgage Loans to an Agency or Nonagency Purchaser shall be accompanied by a Bailee Letter signed by the Custodian (i) in the form of Exhibit B-1 hereto in the case of Mortgage Loans which are owned by Customer, and (ii) in the form of Exhibit B-2 hereto in the case of Mortgage Loans which are pledged to Customer (and such pledge has been assigned by Customer to Lehman).

                  The Custodian shall have no duty to monitor the delivery to it of such documents other than to note receipt of such on the Collateral Submission Summary, as applicable.

9.       RIGHT TO INSPECT.

Upon  reasonable  prior written notice to the Custodian,  Custodian shall permit
(i) inspection at all reasonable times during regular business hours by Customer or Lehman (or by their respective agents, attorneys, or auditors when requested by Customer or Lehman) of the Required Documents and the records of Custodian relating to this Agreement and (ii) Customer or Lehman (or by their respective agents, attorneys, or auditors when requested by Lehman or Customer, as applicable, to make copies of the Required Documents and the records of Custodian relating to this Agreement.

10.      DELIVERY OF REQUIRED DOCUMENTS TO LEHMAN.

If an Event of Default has occurred and is continuing, or upon resignation or termination of Custodian or other reasonable request, Custodian shall promptly deliver to Lehman or its designee any or all Required Documents and other items of collateral in Custodian's custody upon Lehman's written request. Lehman shall provide Customer with a copy of any such notice delivered to



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Custodian.  Written instructions as to the method of shipment and shipper(s) the
Custodian is directed to utilize in connection with the transmission of Required Documents in the performance of the Custodian's duties hereunder shall be delivered by Lehman to the Custodian prior to any shipment of any Required Documents pursuant to the request of Lehman hereunder. Lehman will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to the Required Documents as Lehman deems appropriate.

11.      CUSTODIAN FEES.

It is understood that Custodian, or its successor, will charge such reasonable fees for its services under this Agreement as are set forth in a separate agreement between Custodian and Customer, the payment of which, together with Custodian's reasonable expenses in connection herewith, shall be solely the obligation of Customer.

12.      TERMINATION.

Custodian may terminate its obligations under this Agreement upon 30 days prior written notice to Customer and Lehman. In the event of such termination, Customer shall appoint a successor custodian, subject to approval by Lehman, and Custodian shall promptly transfer to the successor custodian, as directed, all Required Documents and other items of collateral being held by Custodian under this Agreement. If, however, a successor custodian is not appointed by the Customer or Lehman within sixty (60) days, all duties and obligations of the Custodian shall cease and terminate. The Custodian's sole responsibility thereafter shall be to safely maintain all of the Custodian's mortgage files and to deliver the same to a successor custodian; provided, however, if the Customer and Lehman have not appointed a successor custodian within thirty (30) days after the expiration of the aforementioned 60 day period, Custodian shall deliver such documents to Lehman. Lehman and Customer may terminate Custodian's appointment hereunder upon fifteen (15) days prior notice to Custodian. If Lehman and Customer have not appointed a successor Custodian within thirty (30) days thereafter, Custodian shall deliver all Required Documents to Lehman.

13.      REPRESENTATION BY CUSTOMER.

Customer hereby represents and warrants to Lehman that:

         (a) the Collateral Value of all Mortgage Loans remaining in the Borrowing Base for more than 120 consecutive days does not exceed 40% of the Maximum Credit; and


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         (b) In the case of  originations  by Customer,  all other documents and requirements to create an enforceable first lien mortgage on the related real estate property have been completed and duly executed.

14.      NOTICES.

All written communications hereunder shall be mailed, telecopied or delivered, if to Customer or to Custodian at its address as indicated on Schedule I, and if to Lehman, at its address at 3 World Financial Center, 9th Floor, New York, NY 10285-0900 or Telecopy: (212) 528-9284, Attention: Central Funding Department, or as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall be effective when delivered to the party to which such notice is to be given.

15.      CONCERNING THE CUSTODIAN.

Custodian shall not be liable for any action or omission to act hereunder except for its own gross negligence or willful misconduct. In no event shall Custodian have any responsibility to ascertain or take action with respect to the Required Documents and other items of collateral, except as expressly provided herein. The Custodian may act in reliance upon any written communication of Customer and Lehman concerning the delivery of the Required Documents and other items of collateral pursuant to this Agreement reasonably believed by Custodian to be genuine and signed by the proper party. Custodian does not assume and shall have no responsibility for, and makes no representation as to, monitoring the value of the Required Documents and other items of collateral. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect, punitive or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

16.      REPRESENTATIONS BY CUSTODIAN.

Custodian hereby represents and warrants that it will not assert any lien, claim or adverse interest against the collateral. However, the Custodian makes no representations as to the title, or as to the validity or adequacy of the security afforded thereby or hereby (except as to Custodian's authority to enter into this Agreement), and Custodian shall incur no liability or responsibility in respect of any such matters.

17.      DUTIES OF CUSTODIAN.

Custodian shall have no duties or responsibilities except those that are specifically set forth herein and no duties or obligations shall be implied in this Agreement against Custodian. Custodian shall be under no responsibility or duty with respect to the disposition of any Required Documents while such



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Required  Documents  are  not in its  possession.  If  Custodian  shall  request instructions from Lehman with respect to any act, action or failure to act in connection with this Agreement, Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until Custodian shall have received written instructions from Lehman without incurring any liability therefor to Lehman, Customer or any other person.

If the Custodian shall at any time receive conflicting instructions from Lehman and the Customer with respect to Custodian's mortgage files and the conflict between such instructions cannot be resolved by reference to the terms of this Custody Agreement, Custodian shall be entitled to rely in good faith on the instructions of Lehman. In the absence of bad faith, gross negligence or willful misconduct on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custody Agreement. The Custodian may rely upon the validity of documents delivered to it, without investigation as to their authenticity or legal effectiveness. The Custodian shall not be responsible to Lehman or any other party for recitals, statements or warranties or representations of the Customer contained herein, or in any document or be bound to ascertain or inquire as to the performance or observance of any of the terms of this Custody Agreement or any other agreement on the part of any party, except as may otherwise be specifically set forth herein. No provision of this Custody Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Custody Agreement if it shall have the reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it. The Custodian may consult with counsel with regard to legal questions arising out of or in connection with this Agreement and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in good faith in accordance therewith.

Lehman hereby authorizes and directs Custodian to [complete and] sign on behalf of Lehman each of the Required Documents referred to in Sections 3 and 4 hereof. Without limiting the generality of the foregoing, Custodian may rely upon and shall be protected in acting in good faith upon any notice or other communication received by it and which it reasonably believes to be genuine and duly authorized with respect to all matters pertaining to this Agreement and its duties hereunder; provided, however, that nothing set forth in this Section shall relieve Custodian of its obligations set forth in Section 6 of this Agreement.




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18.      INDEMNIFICATION.

Customer agrees to reimburse, indemnify and hold harmless Custodian, its directors, officers, employees, or agents from and against any and all liability, loss, cost and expense, including reasonable fees and expenses of counsel, arising from or connected with Custodian's execution and performance of this Agreement, including but not limited to the claims of any third parties, including Lehman, except in the case of loss, liability or expense resulting from gross negligence or willful misconduct on the part of Custodian. To the extent Custodian is not reimbursed, indemnified or held harmless by Customer, Lehman will reimburse, indemnify and hold harmless Custodian, its directors, officers, employees and agents for liability, loss or expense arising from any action or refraining from action in accordance with instructions given to Custodian by Lehman, and Customer shall reimburse Lehman for any sums so expended by Lehman. The foregoing indemnification shall survive any termination of this Custody Agreement.


19.      AUTHORIZATIONS.

Each of the persons whose signatures and titles appear on Schedule I (an 'Authorized Representative') is authorized, acting singly, to act for Customer, Lehman, or Custodian, as the case may be, under this Agreement. The specimen signature for each such Authorized Representative of the Company, the Custodian and Lehman initially authorized hereunder is set forth on Schedule I. From time to time, the Customer, the Custodian and Lehman may, by delivering to the other a revised schedule, change the information previously given, but each of the parties hereto shall be entitled to rely conclusively on the then current schedule until receipt of a superseding schedule. The Custodian may rely, and shall be protected in acting or refraining to act, upon any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by the Custodian to be genuine and to have been signed or presented by an Authorized Representative in the case of the Customer and Lehman, and by the proper party or parties in all other cases.

20.      AMENDMENTS, ETC.

No amendment or waiver of any provision of this Agreement nor consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by all the parties hereto (provided that Lehman may modify the Required Documents set forth in Sections 3 and 4 hereof by giving notice of such modification to Customer and Custodian, which notice is not objected to within three (3) business days after being given and provided that such modification is consistent with industry practice), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Custody Agreement constitutes the entire



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agreement  and  understanding  of the  parties  with  respect to the matters and transactions contemplated by this Custody Agreement and supersedes any prior agreement and understandings with respect to those matters and transactions. The provisions of this Custody Agreement set forth the exclusive duties of the Custodian and no implied duties shall be read into this Custody Agreement against the Custodian.

21.      SEVERABILITY.

If any provision of this Agreement is declared invalid by any court of competent jurisdiction, such invalidity shall not affect any other provision, and this Agreement shall be enforced to the fullest extent permitted by law.

22.      BINDING EFFECT; GOVERNING LAW.

This Agreement shall be binding and inure to the benefit of the parties hereto, provided, however, that no party may assign this Agreement or any of its rights or obligations hereunder except with the prior written consent of the other parties. This Agreement shall be construed in accordance with, and governed by the law of the State of New York, without giving effect to the conflict of law principles thereof. The parties hereto waive trial by jury.

23.      REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

24.      QUALIFICATION.

Nothing in this Agreement shall be deemed to impose upon the Custodian any duty to qualify to do business in any jurisdiction other than the State of California.

25.      TAX REPORTS.

The Custodian is not responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian's compensation or for reimbursement of expenses.

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26.      FORCE MAJEURE.

The Custodian shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts or war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

27. Exhibit E and its annexes shall govern the use of Custodian's CTS System (as defined therein).

IN WITNESS WHEREOF, the parties have signed this Agreement as of the date and year first above written.


CWM MORTGAGE HOLDINGS, INC.

By:___________________________________

Title:__________________________________


INDEPENDENT NATIONAL MORTGAGE CORPORATION

By:___________________________________

Title:__________________________________


INDEPENDENT LENDING CORPORATION

By:___________________________________

Title:__________________________________


Custodian:
STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.

By:____________________________________

Printed Name:___________________________

Title:__________________________________


Lehman:     LEHMAN COMMERCIAL PAPER INC.


By:______________________________

Title:______________________________

                                   SCHEDULE I

CUSTOMER NOTICES

Name:________________________________
Address:______________________________
        ______________________________
Title:__________________________________
Telephone:_____________________________
Facsimile:______________________________

CUSTOMER AUTHORIZATIONS

Any person whose signature and title appears below is authorized, acting singly, to act for Customer under this Agreement:

         _________________________  __________________________
Title:   _________________________  __________________________

CUSTODIAN NOTICES

Name:             Janet Lee, Mortgage Custody Dept.
Address:          725 South Figueroa Street, Suite 3100
                  Los Angeles, CA  90017
Title:            Assistant Vice President
Telephone:        (213) 362-7424
Facsimile:        (213) 362-7431

CUSTODIAN AUTHORIZATIONS

Any person whose signature and title appears below is authorized, acting singly, to act for Custodian, or for Custodian as Agent for Lehman, under this
Agreement:

         _________________________  __________________________

Title:   _________________________  __________________________

LEHMAN AUTHORIZATIONS

Any person whose signature and title appears below is authorized, acting singly, to act for Lehman under this Agreement:
         _________________________  __________________________

Title:   _________________________  __________________________

                                   EXHIBIT A

Collateral Submission Summary No. ___

Lehman Commercial Paper Inc.
1 Battery Park Plaza, 2nd Floor     ________________________________
New York, New York 10004            ________________________________
Attn:  Clearance/Pipeline Funding   Attn:____________________________
Facsimile (212) 528-5841            Facsimile:________________________


Reference is made to the Tri-Party Custody Agreement dated November __, 1994 (the 'Custody Agreement') among the undersigned ('Customer'), ('Custodian'), State Street Bank and Trust Company of California, N.A. and Lehman Commercial Paper Inc. ('Lehman'). Capitalized terms not defined herein have the respective meanings assigned thereto in the Tri-Party Custody Agreement.

CERTIFICATION OF CUSTOMER. In consideration of Lehman making advances to finance the securitization or cash purchase period for the mortgage loans having an aggregate face value of $ and more fully described in Schedule I attached hereto, the undersigned duly authorized officer of Customer states that:

(a) the Required Documents with respect to such Mortgage Loans have been, or are hereby submitted, or will be submitted within five business days, to Custodian pursuant to the Custody Agreement;

(b) all other documents related to such Mortgage Loans (including but not limited to mortgages, insurance policies, loan applications and appraisals) have been or will be created and held by Customer in trust for Lehman; and

(c) all documents related to such Mortgage Loans being withdrawn hereunder shall be held in trust by Customer for Lehman, and Customer will not attempt to pledge or otherwise hypothecate such mortgage loans to any other party until the Advance to which the mortgage loans are related has been paid in full by Customer.

A security interest in such Mortgage Loans has been granted by Customer to Lehman, or a security interest granted to Customer in such Mortgage Loans has been assigned to Lehman. At the request of Lehman, all such other related documents will be delivered to Custodian or Lehman and may be inspected or verified at any time by such parties.

         _________________________  Date:__________________________
By:      _________________________  Title:__________________________


Certification of Custodian.

Custodian hereby acknowledges that it has examined and holds as agent for Lehman the Required Documents referred to above as delivered to it pursuant to the
Custody Agreement. The Custodian makes no representations as to (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Custodian's Mortgage File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of such Mortgage Loans.

         _________________________  Date:__________________________
By:      _________________________  Title:__________________________

                                  EXHIBIT B-1

Sample Bailee Letter


Date: _________, 199__

[PURCHASER]

Gentlemen:

Attached please find those Mortgage Loans listed separately on the attached schedule, which Mortgage Loans are owned by _______________ ('Borrower') and are being delivered to you for purchase.The Mortgage Loans comprise a portion of the collateral (as the term 'Collateral' and capitalized terms not otherwise defined hereunder are defined in) the Tri-Party Custody Agreement (the 'Agreement'), dated as of November __, 1994, (and as it may hereafter be amended by and among Borrower, State Street Bank and Trust Company of California, N.A. as Custodian ('Custodian') and Lehman Commercial Paper Inc., as lender ('Lehman'). Each of the Mortgage Loans is subject to a security interest in favor of Lehman, which security interest shall be automatically released upon Lehman's receipt of the full amount of the purchase price of such Mortgage Loan (as set forth on the schedule attached hereto) by wire transfer to the following account maintained with Lehman:

         Citibank NYC/40615659     ABA 021000089
         For Further Credit to Lehman Commercial Paper Inc.
         Reference: Pipeline Funding/____________________

Pending your purchase of each Mortgage Loan and until payment therefor is received, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for Lehman. In the event any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the undersigned at the address set forth below. In no event shall any Mortgage Loan be returned or sales proceeds remitted to the Borrower. The Mortgage Loan must be so returned or sales proceeds remitted in full no later than forty-five
(45) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE ON BEHALF OF THE LENDER ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED AT THE FOLLOWING ADDRESS:

State Street Bank and Trust Company of California, N.A.
725 South Figueroa Street
Los Angeles, California  90017
Attn:  Mortgage Custody Department


HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

Sincerely, State Street Bank and Trust Company of California, N.A., as custodian for Lehman and its assigns

By:___________________________________

Name:________________________________

Title:__________________________________

IRREVOCABLY ACKNOWLEDGED AND AGREED TO:  Schedule # ________
[PURCHASER]

By:___________________________________

Name:________________________________

Title:__________________________________

                                  EXHIBIT B-2

                                        Bailee Letter (ILC Mortgage Loans)


                                                     Date:_____________________



[Approved Investor/Repo Lender]

_____________________

_____________________

                  Re:      [Name of Borrower]:
                           Sale of Mortgage Loans

         Attached  please find those  Mortgage  Loans listed  separately  on the
attached   schedule,   which  mortgage  Loans  are  owned  by  ___________  (the
'Borrower') and are being delivered to you for purchase.

         The Mortgage Loans comprise a portion of the collateral under (and as the term 'Collateral' and capitalized terms not otherwise defined herein are defined in) that certain Master Revolving Loan and Security Agreement (the 'Agreement') dated as of _______________, 19___ by and between the Borrower and Lender, as such Agreement may be amended or extended from time to time. Accordingly, each of the Mortgage Loans is subject to a security interest in favor of Lender. Lender's security interest in such Mortgage Loans has in turn been assigned by Lender to Lehman Commercial Paper Inc. ('Secured Party') pursuant to that certain Pledge Agreement dated as of November ___, 1994 between Lender and Secured Party.

         Lender's security interest shall be automatically released, and the concurrent assignment of such security interest to Secured Party shall be automatically terminated, upon your remittance of the full amount of the purchase price of such Mortgage Loan (as set forth on the schedule attached hereto) by wire transfer to the following account of the Borrower:

                    WIRE INSTRUCTIONS TO SETTLEMENT ACCOUNT:

         Wire transfer
         Receiving Bank:________________________         ABA#:_________________
                                                         Credit Acct.#_________
         City and State:________________________
         Credit Account Name:___________________
         Advise:________________________________
         Phone:_________________________________         Ref:__________________

                  Pending your purchase of each mortgage Loan and until payment therefor is received, Lender's security interest therein, and Lender's assignment thereof to Secured Party, will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of Lender and its assignee, the Secured Party. In the event any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the custodian acting for Lender and Secured Party at the address set forth below. In no event shall any Mortgage Loan be returned or sales proceeds remitted to the Borrower. In no event shall the endorsement in blank on the promissory note underlying any Mortgage Loan be completed until sales proceeds have been remitted to the Settlement Account. The Mortgage Loan must be so returned or sales proceeds remitted in full no later than fifteen (15) days from the date hereof. If you are unable to comply with the above instructions, please advise the undersigned immediately.

         NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR LENDER AND ITS ASSIGNEE ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                    Sincerely,

                                    INDEPENDENT LENDING CORPORATION




                                    By:___________________________________
                                         Title:________________________
                                         Address: 35 North Lake Avenue, 7th Flr.
                                                  Pasadena, CA  91101

                                    Lender's and Secured Party's custodian:

                                    [Name of Custodian]
                                     ________________________
                                     ________________________
                                     ________________________
                                    Attn:____________________


                  The undersigned  Borrower agrees to and acknowledges the terms of this letter and, notwithstanding any contrary understanding with or instructions to you, the addressee of this letter, the Borrower instructs you to act according to the instructions set forth in this letter. These instructions cannot be altered except by written instructions executed by Lender or the Secured Party.

                              ________________________, a
                              ________________________



                                    By:___________________________
                                    Name:_________________________
                                    Title:________________________


ACKNOWLEDGMENT OF RECEIPT

[Approved Investor or Repo Lender]

By:      ______________________________
         Name:_________________________
         Title:________________________

Date:__________________________________

                                   EXHIBIT C

RE:  POSITION and SETTLEMENT REPORT

TO:      _____________     PHONE:_____________       FAX:_______________
         LEHMAN
         RICH VISCO/
         FRANK GILHOOL     PHONE: 212-640-6358       FAX: 212-528-9284
         DATE:________________

                        Custodian Mortgage Loan Balances

                                            (Face Value)

Loan balance yesterday                      $__________
Add: New loans                              $__________
Loan balance before repayments              $__________
Loan balance @ 95/98%                       $__________
  (Max Advance)

                                          Lehman Advances
Advance balance yesterday                   $_________
  (Net)

Add: Overnight accrued interest             $_________

Add: New advances today                     $_________

Today's advance (A.M.)                      $_________

                                        Payments From Agencies
                                            (Face Value)

Loan balance before repayments              $_________

Today's payments                            $_________

Loan balance after repayments               $_________

Loan balance @ 95/98%                       $_________
(Max Advance)

Funds received from agencies                $_________

Transfer to customer today                  $_________

Wire to Lehman today                        $_________

Today's advance (A.M.)                      $_________
                                              = ____% of face value

Today's balance (NET)                       $_________

________________________                    By:___________________

Mortgage Loans verified at ____________     By:___________________

Wire Authorized by Lehman Pipeline Funding  By:___________________

                                   EXHIBIT D

Request and Receipt
To:      ______________________ Request #__________

Re:  Custody   Agreement  among  Lehman   Commercial   Paper  Inc.   ('Lehman'),
     ('Customer') and State Street Bank and Trust Company of California, N.A., ('Custodian') dated November __, 1994 (the 'Custody Agreement')

In connection with the Mortgage Loans held by you as Custodian for Lehman, Customer hereby requests and acknowledges receipt of the Required Documents for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address and Zip Code:
______________________________________________

Mortgage Loan Number:_________________________

Reason for Requesting Documents (circle one)

1.       Mortgage Loan paid in full

2. Mortgage Loan being permanently withdrawn from the Collateral (Customer hereby certifies that the Advance related to such Mortgage Loan has been repaid in full and/or the Collateral Value of the Collateral in the Borrowing Base equals or exceeds the aggregate dollar amount of all outstanding Advances)

3. Mortgage Loan liquidated by _________________ (Customer hereby certifies that the Advance related to such Mortgage Loan has been repaid in full and/or the Collateral Value of the Collateral in the Borrowing Base equals or exceeds the aggregate dollar amount of all outstanding Advances)

4.        Mortgage Loan in Foreclosure

5.       Document correction (explain)

6.       Other (explain)

If the terms of this letter are satisfactory to you, please indicate your agreement and acceptance thereof by signing this letter and returning it to us whereupon this letter shall become an agreement between us as of the date of this letter.

Very truly yours,

Customer:_____________________



By:__________________________

Title:_________________________


Agreed and Accepted:

Lehman Commercial Paper Inc.

By:___________________________

Printed Name:__________________

Title:_________________________



Agreed and Accepted:

Custodian:  State Street Bank and Trust Company of California, N.A.

By:___________________________

Printed Name:__________________

Title:_________________________

                                   EXHIBIT E

         DATA ACCESS.

         a. The Custodian has issued to Lehman and the Customer a data access security system or procedure in order that Lehman and the Customer may have access to the CTS. The 'CTS' shall mean the Custodian's Collateral Tracking System, which is subject to the terms and conditions set forth below and made a part hereof, as such terms and conditions may be changed, modified or supplemented by the Custodian from time to time by written notice to Lehman and the Customer (collectively, the 'CTS Security Procedures'). With respect to the CTS (and any other data and functions to which Lehman or the Customer is provided access by the Custodian) Lehman and the Customer each hereby agrees:

         (i) To access data and functions only in accordance with the Data Access Operating Procedures [to be delivered to Lehman and Customer by Custodian] and made a part hereof and to regard and preserve as confidential all information obtained with respect to the issuance to Lehman and the Customer of a data access security system or procedure;

         (ii) To access data and functions solely for its own internal use and benefit;

         (iii) To discontinue use of the data access security system or procedure at any time for security reasons upon notice from the Custodian;

         (iv) Upon request, to cause Lehman's or the Customer's internal auditors to verify to the Custodian that data access is restricted to authorized employees; and

         (v) To designate a duly authorized individual to serve as the Data Security Administrator by executing and delivering to the Custodian a Data
Security Administrator Designation form (the 'Data Security Administrator Designation Form') in the form annexed hereto as Annex 2 and hereby made a part hereof.

         The Custodian makes no representation or warranty with respect to and shall have no liability for the accuracy or completeness of any data or information appearing in CTS other than data which is input by the Custodian and which sets forth information furnished by the Custodian. The Custodian has no obligation or duty to verify or otherwise investigate the accuracy of any data input by any party other than the Custodian (other than the Custodian's responsibility  for  examination  and  certification  of  documents  pursuant to
Section 6 of this Agreement and the applicable review procedures). Without limiting the foregoing, Lehman acknowledges that certain data will be input into the CTS directly by the Customer, or directly from computer disc or magnetic tape prepared and furnished by the Customer, without verification or investigation by the Custodian, and the Custodian shall have no responsibility or liability for the accuracy or truthfulness of such information. The Custodian is entitled to rely upon, among other things, the truthfulness and accuracy of any information from the Customer, and any notice from Lehman, and to the extent the Custodian enters data in the CTS from or in reliance upon the truthfulness or accuracy of any such documents or notices received by it from another party, it shall have no responsibility or liability therefor.

         Each of Lehman and the Customer further acknowledges that the Custodian shall have no liability for inaccurate information which results from its examination of Mortgage Loans and which is input by the Custodian into the CTS, if such inaccuracy in examination was not due to the Custodian's own gross negligence or willful misconduct in failing to observe or perform its duties under the Agreement and pursuant to the review procedures.

         Each of Lehman and the Customer further agrees that it shall not modify, enhance or otherwise create derivative works based upon the CTS, and each agrees that it shall not reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the CTS.

         These CTS Security Procedures may be amended, modified or otherwise changed (including the addition of other terms and conditions) from time to time at the option of the Custodian, by written notice to each of Lehman and the Customer in advance of the effective date of any such amendment, modification or change.

         b. The Custodian's liability to any party to this Agreement, whether arising out of contract, strict liability in tort, or any other cause of action under this agreement, for its provision of the CTS shall be limited to the amount paid by such party for the preceding 24 months for access to or use of such services. No action, regardless of form, arising out of Custodian's provision of the CTS may be brought against the Custodian more than two years after the party bringing such action has knowledge that the cause of action has arisen.

         c. NO OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE MADE BY THE CUSTODIAN WITH REGARD TO CTS. IN NO EVENT WILL THE CUSTODIAN BE LIABLE TO ANY PARTY FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES WHICH MAY ARISE FROM THE CUSTOMER'S ACCESS TO THE CTS OR USE OF INFORMATION OBTAINED THEREBY.

                                    ANNEX 1

                    PROTECTION OF EQUIPMENT AND INFORMATION

         The databases, computer programs, screen formats, screen designs, report formats, interactive design techniques, and other information furnished to Lehman or the Customer by the Custodian as part of the services constitute copyrighted, trade secret or proprietary information of substantial value to the Custodian. Except for information that has already been disclosed by the parties, or that is in the public domain, such databases, programs and other information are collectively referred to below as 'Proprietary Information'. Lehman and the Customer each agrees that it shall treat all Proprietary Information as proprietary to the Custodian and that it shall not divulge any Proprietary Information to any person or organization except as is expressly permitted hereunder. Proprietary Information is furnished 'as is' without warranty. Without limiting the foregoing, Lehman and the Customer each agrees for itself and its employees and agents:

         (1) to use such programs and databases (i) solely on the Custodian's Computers, (ii) solely from terminals at Lehman's or the Customer's locations designated by Lehman or the Customer on the Appendix attached to the Data Security Administrator Designation Form delivered to the Custodian by Lehman or the Customer and (iii) solely in accordance with the Custodian's applicable user documentation;

         (2) to refrain from copying or duplicating in any way (other than in the normal course of performing processing on the Custodian's computers) any part of any Proprietary Information, and to return any Proprietary Information upon termination of this Agreement;

         (3) to refrain from obtaining unauthorized access to any programs, data or other information to which Lehman or the Customer is not entitled, and if such access is accidentally obtained, to respect and safeguard the same as Proprietary Information;

         (4) to refrain from causing or allowing information transmitted from the Custodian's computer to Lehman's or the Customer's terminal to be transmitted to another computer, terminal or other device for other than Lehman's or the Customer's own use, except upon prior approval of the Custodian;

         (5) that Lehman and the Customer each shall have access to only those authorized transactions as come within the scope and coverage of the Custodian Agreement to which this Exhibit is attached;

         (6) to honor all reasonable written requests made by the Custodian to protect at the Custodian's expense the rights of the Custodian in Proprietary Information at common law, under the Federal copyright statute and under other Federal and state statutes;

         (7) to designate a duly authorized individual to serve as the Data Security Administrator in accordance with the Designation Form annexed hereto;

         (8) to request a unique user ID for each separate user. The request must be made in writing to Custodian's data security manager;

         (9) to request immediate deactivation of a user ID or deletion of access when no longer needed or when Lehman or the Customer believes security has been violated;

         (10)   to limit knowledge of user IDs to only authorized individuals;

         (11) to not disclose passwords directly or indirectly to anyone, including other employees of Lehman or the Customer;

         (12) to not store user IDs or passwords in any computer file, as part of an 'automatic logon' procedure;

         (13)   to select unique passwords which cannot be easily guessed;

         (14) to change the password every 30 days, or when Lehman or the Customer, as the case may be, believes the password might have become known to others, or when Lehman or the Customer suspects a possible security violation; and

         (15)   to not recycle or reuse passwords.

                                    ANNEX 2

                  DATA SECURITY ADMINISTRATOR DESIGNATION FORM

Date:_____________,  199__

State Street Bank and Trust
Company of California, N.A.  ('State Street')
725 South Figueroa Street, Suite 3100
Los Angeles, California  90017

Gentlemen;

As__________________ (title of officer or other authorized official) of _____________ (Name of Company), I hereby certify that the following individual has been duly authorized by the Board of Directors or other governing body of the Company (or designated by an official of the Company who has been duly authorized by said Board of Directors or other governing body to make such designation), to serve as the Data Security Administrator, as such term is defined in the Data Access Operating Procedures:

________________________________________________      ________________________
NAME                                                  SIGNATURE

It is understood and agreed that the above-named individual is the authorized recipient on behalf of the Company of (1) all documents and correspondence assigning, confirming or otherwise containing company and user identification codes, passwords, mnemonics, testkeys, encryption keys and other security devices, and (2) all other notices, documents and correspondence from State Street respecting the data access security system, including, without limitation, any changes or supplements to the Data Access Operating Procedures.

Attached hereto as Appendix A is a list of the sole location designated by the Company at which terminals will be located which will access State Street's Collateral Tracking System [more than one location listed on Appendix A will require the consent of State Street].

IN WITNESS WHEREOF, I have executed this document and affixed the seal of the Company on this _____ day of _____________, 199__.

                                             __________________________________
                                             (SIGNATURE   OF  OFFICER  OR  OTHER
                                             AUTHORIZED OFFICIAL)
                                             __________________________________
                                             (TITLE)

                                             __________________________________
                                             (SIGNATURE   OF  OTHER  OFFICER  OR
                                             OTHER AUTHORIZED OFFICIAL)*

                                             __________________________________
                                             (TITLE)

* In case the first signing officer is a Data Security Administrator, this form must be signed by a second officer.